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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                October 26, 2001


                        PROLONG INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

            Nevada                     000-22803                          74-2234246
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer Identification No.)
      of incorporation)



          6 Thomas, Irvine, CA                                  92618
          (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (949) 587-2700


                                 Not applicable
         (Former name or former address, if changed since last report.)

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Item 4. Changes in Registrant's Certifying Accountant.

     On October 26, 2001, Haskell & White LLP was engaged as the principal auditors for Prolong International Corporation, a Nevada corporation (the "Company").

Item 7. Financial Statements and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits. The following exhibits are filed as part of this report:

          Exhibit Number    Description

               16.1         Letter from Haskell & White LLP

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PROLONG INTERNATIONAL CORPORATION



October 31, 2001                    /s/  Nicholas Rosier
                                    --------------------------------------------
                                    Nicholas Rosier, Chief Financial Officer

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                                  EXHIBIT INDEX


                                                       Sequentially
Exhibit            Description                         Numbered Page
-------            -----------                         -------------
Number
------
16.1               Letter from Haskell & White LLP           5